UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Merck & Co., INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 26, 2020

This additional information relates to the 2020 Notice of Annual Meeting and Proxy Statement filed by Merck & Co., Inc. (the “Company”) with the Securities and Exchange Commission on April 6, 2020 and made available to shareholders of record at the close of business on March 27, 2020 in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting. This supplement is being filed with the Securities and Exchange Commission as definitive additional material and is being made available to the Company’s shareholders on or about May 8, 2020 through the means stipulated by the Securities and Exchange Commission’s guidance last updated April 7, 2020. The Company’s 2020 Proxy Statement and 2019 Annual Report on Form 10-K are available on the Company’s website at merck.com/finance/proxy/overview.html or at proxyvote.com.

On May 8, 2020, the Company issued the following press release announcing a change of the location of its 2020 Annual Meeting of Shareholders in light of the current COVID-19 pandemic and the declared state of emergency in New Jersey. As previously announced, the 2020 Annual Meeting of Shareholders will be held on Tuesday, May 26, 2020. However, the format of the meeting has been changed to a virtual-only meeting. Shareholders will not be able to attend the Company’s 2020 Annual Meeting in person. Shareholders will instead be able to vote their shares by submitting a proxy in advance of the meeting using one of the methods described in the Company’s 2020 Proxy Statement or attending the meeting virtually following the instructions set forth in the press release below. Shareholders must utilize the 16-digit control number found on their proxy cards, voting instruction forms or notices that accompanied their proxy materials to vote at the Company’s 2020 Annual Meeting of Shareholders.

The notice of meeting, proxy card and voting instruction form included with the proxy materials previously distributed to shareholders of record as of March 27, 2020 in connection with the Company’s 2020 Annual Meeting of Shareholders will not be updated to reflect the change from an in-person meeting at a physical location to a meeting held solely by remote communication and may continue to be used for voting purposes at the Company’s 2020 Annual Meeting of Shareholders.

Except as specifically amended or supplemented by this additional information, the following press release does not revise or update any of the other information set forth in the Company’s 2020 Proxy Statement, which continues to apply and should be considered in voting your shares.

PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY

STATEMENT AND OTHER PROXY MATERIALS

News Release

FOR IMMEDIATE RELEASE

Media Contact:	Pamela Eisele	Investor Contacts:	Peter Dannenbaum

	(267) 305-3558		(908) 740-1037

Michael DeCarbo

(908) 740-1807

Merck Announces Virtual 2020 Annual Shareholders Meeting

KENILWORTH, N.J., May 8, 2020 – Merck (NYSE: MRK), known as MSD outside the United States and Canada, announced today that in the interest of the health and safety of its shareholders, directors, officers, employees and meeting attendees in light of the current COVID-19 pandemic and the declared state of emergency in New Jersey, the format of its 2020 Annual Meeting of Shareholders has been changed to a virtual meeting. Merck’s 2020 Annual Meeting will be held on Tuesday, May 26, 2020 at 9:00 a.m. EDT, as previously announced.

Shareholders will not be able to attend the 2020 Annual Meeting in person; however, shareholders of record at the close of business on March 27, 2020 will be able to participate in the virtual 2020 Annual Meeting, vote their shares and ask questions through an online meeting platform.

To participate in the virtual Annual Meeting, shareholders should visit www.virtualshareholdermeeting.com/MRK2020 and enter the 16-digit control number found on their proxy cards, voting instruction forms or notices that accompanied their proxy materials. Guests may also access the virtual Annual Meeting but in listen-only mode. No control number is required for guests.

Additional information for shareholders on how to participate:

•

Access the meeting platform at www.virtualshareholdermeeting.com/MRK2020 and enter your 16-digit control number beginning at 8:45 a.m. EDT on Tuesday, May 26, 2020 to vote and submit a question during the meeting.

•	To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option.

•	Merck will provide direct information to shareholder proponents on how they can present their shareholder proposals during the Annual Meeting.

•

If you encounter any technical difficulties with the meeting platform on the date of the Annual Meeting, technical support will be available during this time and will remain available until the virtual Annual Meeting has ended.

•	Whether or not you plan to attend Merck’s 2020 Annual Meeting, we urge you to vote and submit your proxy in advance by one of the methods described in the proxy materials for the 2020 Annual Meeting.

About Merck

For more than 125 years, Merck, known as MSD outside of the United States and Canada, has been inventing for life, bringing forward medicines and vaccines for many of the world’s most challenging diseases in pursuit of our mission to save and improve lives. We demonstrate our commitment to patients and population health by increasing access to health care through far-reaching policies, programs and partnerships. Today, Merck continues to be at the forefront of research to prevent and treat diseases that threaten people and animals – including cancer, infectious diseases such as HIV and Ebola, and emerging animal diseases – as we aspire to be the premier research-intensive biopharmaceutical company in the world. For more information, visit www.merck.com and connect with us on Twitter, Facebook, Instagram, YouTube and LinkedIn.

Forward-Looking Statement of Merck & Co., Inc., Kenilworth, N.J., USA

This news release of Merck & Co., Inc., Kenilworth, N.J., USA (the “company”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the recent global outbreak of novel coronavirus disease (COVID-19); the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s 2019 Annual Report on Form 10-K and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

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